INVESTOR PRESENTATION Q2 2026

Q2 2026 Investor Presentation 2 INTRODUCTORY NOTES Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of tariffs and changes in global trade policies, on the overall state of the economy; and on our and our tenants' business and operations and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forwardlooking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Q2 2026 Investor Presentation 3 COMPANY OVERVIEW Full Year Guidance $1.92 - $1.96 Growth of 4.9% to 7.1% 2026 Core FFO Per Diluted Share 3.25% - 4.25% 2026 SPNOI Growth Long-Term Targets 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio 1. YTD ABR percentage of properties owned as of June 30, 2026 2. YTD ABR percentage includes shadow-anchored grocers as of June 30, 2026 - Walmart, Target and warehouse clubs are considered grocers WEST ASHLEY STATION | MSA: CHARLESTON Portfolio Statistics 89% Grocery Anchored1,2 78 Retail Properties 97% Sun Belt1 12.3M Total GLA 158K Avg. Center Size 77K 3-Mi Pop $161K 3-Mi Avg. HHI

Q2 2026 Investor Presentation 4 STONEHENGE VILLAGE | MSA: RICHMOND SECOND QUARTER 2026 Operating Results 88% Tenant Retention Rate 96.2% Leased Occupancy 4.1% $20.94 ABR Per SF1 98.1% Anchor Tenant Leased Occupancy 93.2% Small Shop Tenant Leased Occupancy 8.5% Comparable Leasing Spreads – New & Renewals Financial Performance $0.48 Core FFO Per Diluted Share 5.3x Current Quarter Annualized Net Debt-to-Adjusted EBITDA 31.9% Net Leverage Ratio2 $489M Total Liquidity $1.00 2026 Annualized Dividend Rate 1. Total portfolio ABR per SF as of June 30, 2026, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $22.63 as of June 30, 2026 2. Net debt to real estate assets, excluding property accumulated depreciation SPNOI Growth

A SIMPLE & FOCUSED INVESTMENT OPPORTUNITY



SUN BELT
GROCERY-ANCHORED
INVESTMENT-GRADE
EXTERNAL GROWTH
CORPORATE RESPONSIBILITY



Fine Foods

SCOTTSDALE NORTH MARKETPLACE | MSA: PHOENIX

IVT LISTED NYSE

1. Source: Green Street & Company Filings
2. Source: S&P

Sun Belt Markets with Strong, Persistent Migration

- Moving towards 100% Sun Belt concentration (peer average ~38%)[1]
- Attractive demographic trends – jobs, population, education, and household income
- In 2026, the Sun Belt will lead the nation in population growth[2]

High-Performing, Grocery-Anchored Portfolio

- 89% of ABR derived from centers with a grocery presence
- Essential retail tenants drive recurring foot traffic
- Cycle-tested portfolio, providing durable cash flow

External Growth through Disciplined Acquisitions

- Acquired ~$465 million of assets in 2025; ~$290M year-to-date
- Strong pipeline of near-term acquisition opportunities - 2026 Net Investment guidance is ~$300 million
- For properties acquired in 2024 & 2025, new/renewal lease spreads averaged approximately 18%, demonstrating our ability to identify below market opportunities

Investment-Grade Balance Sheet

- Fitch rating BBB- / Stable outlook
- Balanced debt schedule - no debt maturities in 2026, with just $26 million maturing in 2027
- Completed a private placement of $250 million of senior notes in June 2026

Governance and Corporate Responsibility

- Shareholder friendly governance structure
- Destaggered Board and opted out of MUTA
- Annual Corporate Responsibility report with five-year environmental reduction targets

Q2 2026 Investor Presentation 5

WEALTH MIGRATION CONTINUES TO FUEL SUN BELT MARKET GROWTH

InvenTrust is Positioned in the Markets Capturing Population Growth, Income Gains, and Retailer Demand

Net Interstate Income Flows[1]



NY -$10B
OH -$2B
MA -$4B
IL -$6B
PA -$2B
CA -$12B
TN +$3B
NC +$4B
GA +$746M
SC +$4B
AZ +$3B
TX +$6B
FL +$21B

1. Source: U.S. IRS data, net interstate income flows 2023

IVT LISTED NYSE

Q2 2026 Investor Presentation 6

INVESTING IN EMERGING SUN BELT MARKETS

A Natural Expansion of the InvenTrust Portfolio



ASHEVILLE, NC

- Population expected to grow 4% over next five years[1]
- Top industries - medical and tourism



CHARLESTON, SC

- 2% annual population growth, more than 2x the U.S. average[2]
- Major employers: Boeing, Volvo, and MUSC Medical Center
- Over 7 million visitors a year[3]



GREENSBORO, NC

- Steady population growth, up 3.9% since 2020[2]
- Growing Aerospace industry with $4.7 billion invested by JetZero[3]



KNOXVILLE, TN

- Population is up 6% in the last five years[2]
- Health care is the region's largest industry sector and a stabilizing economic anchor



SAVANNAH, GA

- Population growth expected to be over 12% in the next decade[2]
- Top industries - aerospace, logistics, and tourism



TUCSON, AZ

- Large regional population base, giving it meaningful scale
- Diverse employment base with public-sector stability

IVT
LISTED
NYSE

1. STI Markets, April 2025
2. U.S. Census Bureau
3. College of Charleston Office of Tourism Analysis
4. https://governor.nc.gov/

Q2 2026 Investor Presentation 7

SCALING THE PLATFORM THROUGH ACQUISITIONS

Acquired ~$465 Million of Assets in 2025 ~$290M Year-To-Date

YEAR-TO-DATE ACQUISITIONS


Lowes
DOLLAR TREE

NEW GARDEN CROSSING
MSA: Greensboro, NC

- Acquired Q3 2026
- ABR PSF - $14.19
- Community Center
- 100% leased occupancy
- 3-mile Avg. HHI - $124,000
- 3-mile Population – 61,000


THE FRESH MARKET

WESTERN PLAZA
MSA: Knoxville, TN

- Acquired Q2 2026
- ABR PSF - $26.02
- Community Center
- 98.6% leased occupancy
- 3-mile Avg. HHI - $107,000
- 3-mile Population – 57,000


TRADER JOE'S

SWEETGRASS CORNER
MSA: Charleston, SC

- Acquired Q2 2026
- ABR PSF - $26.68
- Community Center
- 100% leased occupancy
- 3-mile Avg. HHI - $167,000
- 3-mile Population – 40,000



3609 SOUTH
MSA: Charlotte, NC

- Acquired Q2 2026
- ABR PSF - $29.67
- Neighborhood Center
- 100% leased occupancy
- 3-mile Avg. HHI - $171,000
- 3-mile Population – 124,000



MARKETPLACE AT HUDSON STATION
MSA: Phoenix, AZ

- Acquired Q1 2026
- ABR PSF - $34.93
- Neighborhood Center
- 100% leased occupancy
- 3-mile Avg. HHI - $179,000
- 3-mile Population – 64,000


DICK'S

NASHVILLE WEST
MSA: Nashville, TN

- Acquired Q1 2026
- ABR PSF - $18.90
- Power Center w/ Grocer
- 98.0% leased occupancy
- 3-mile Avg. HHI - $170,000
- 3-mile Population – 39,000

2025 ACQUISITIONS

	Property	Market	Center Type
	Plaza Escondida	Tucson, AZ	Neighborhood Center
	Carmel Village	Charlotte-Gastonia-Concord. NC	Neighborhood Center
	West Ashley Station	Charleston-Berkeley Dorchester, SC	Neighborhood Center
	Twelve Oaks Shopping Center	Savannah, GA	Neighborhood Center
	The Marketplace at Encino Park	San Antonio, TX	Neighborhood Center
	West Broad Marketplace	Richmond, VA	Power Center w/ Grocer
	Asheville Market	Asheville, NC	Community Center
	Rea Farms	Charlotte-Gastonia Concord, NC	Community Center
	Daniels Marketplace	Cape Coral Fort Myers, FL	Community Center
	Mesa Shores	Phoenix - Mesa Chandler, AZ	Neighborhood Center

IVT LISTED NYSE

Q2 2026 Investor Presentation **8**

Q2 2026 Investor Presentation 9 Los Angeles 1% Phoenix / Tucson 4% San Antonio 4% Austin 14% Dallas / Fort Worth / Arlington 8% Houston 9% Tampa / St. Petersburg / Fort Myers 8% Miami / Fort Lauderdale / West Palm Beach 9% Orlando 4% Charlotte / Asheville 8% Raleigh / Durham 6% Richmond 5% DC Metro 3% Charleston 4% Atlanta 9% SUN BELT FOCUSED Clustered Portfolio Brings Operational Efficiencies in the Fastest Growing Markets 1. ABR of properties owned as of June 30, 2026, does not include acquisitions announced post quarter close 2. Includes Fort Lauderdale and West Palm Beach MSA Top 5 Markets by ABR Percentage of Total InvenTrust Portfolio by Percentage of ABR1 Savannah 1% 14% 9% 9% 9% 8% 49% Austin, TX Atlanta, GA Houston, TX Miami, FL2 Dallas, TX Top 5 Nashville/ Knoxville 3%

Q2 2026 Investor Presentation 1 0 STRONG FUNDAMENTALS AND SECTOR TAILWINDS 1. Green Street U.S. Strip Center Outlook, March 12, 2026 0.0 0.5 1.0 1.5 2.0 2.5 3.0 '30E'29E'28E'27E'26E'25'24'23'22'21'20'19'18'17'16'15'14'13'12'11'10'09'08'07'06'05'04'03'02'01'00'990.0% 0.5% 1.5% 2.5% 1.0% 2.0% 3.0% IVT’s Current and Target Sun Belt Markets Top 50 AvgPhoenixRaleigh- Durham MiamiFt LauderdalePalm Beach Dallas- Fort Worth Orange County Salt Lake CityTampaOrlandoCharlotteRichmondNashvilleBoston 4.4% 4.1% 4.3% 3.8% 4.0% 3.9% 3.8% 3.7% 3.7% 4.0% 3.6% 3.2% Historically Low Supply Projected to Continue Strip Center Supply Growth1 (as % of existing stock) Robust Sun Belt Growth Top Markets by Near-Term NOI Growth1 (‘26 - ‘29) 4.4% 4.0%4.1%

Q2 2026 Investor Presentation 1 1 POWER CENTER WITH GROCER Trade Area 5-10 Miles • 10 properties • 3.1M GLA • 21% of ABR2 • $17.69 ABR3 Sarasota Pavilion MSA: Sarasota REA FARMS | MSA: CHARLOTTE ESTABLISHED CENTERS WITH NECESSITY-BASED TENANTS 1. Includes unanchored neighborhood centers 2. Annualized Base Rent as of June 30, 2026 3. Includes ground rent and excludes specialty leases POWER CENTER WITHOUT GROCER Trade Area 5-10 Miles • 1 property • 0.2M GLA • 2% of ABR2 • $20.46 ABR3 COMMUNITY CENTER Trade Area 3-5 Miles • 23 properties • 5.2M GLA • 44% of ABR2 • $21.58 ABR3 Shops at Arbor Trails MSA: Austin NEIGHBORHOOD CENTER1 Trade Area 1-3 Miles • 43 properties • 3.6M GLA • 32% of ABR2 • $22.52 ABR3 LIFESTYLE CENTER Trade Area 8-12 Miles • 1 property • 0.1M GLA • 1% of ABR2 • $28.19 ABR3 Nexton Square MSA: Charleston University Oaks Shopping Center MSA: Austin Rio Pinar Plaza MSA: Orlando

Q2 2026 Investor Presentation 1 2 Anchor Small Shop TENANT COMPOSITION Diverse and Balanced Tenant Mix Provides Durable Cash Flows Other Retail / Services Restaurants Grocery / Essential Retail Portfolio Composition % of ABR1 Local Regional National Tenant Composition % of ABR Essential Retail Breakout 58% Grocery 17% Health & Beauty Services 11% Medical 10% Off Price 6% Banks 4% Pets 4% Office / Communications 2% Other Essential Retail / Services 2% Hardware / Auto 1% Drug / Pharmacy <1% MESA SHORES | MSA: PHOENIX Tenant Composition % of ABR1 Anchor & Small Shop Tenant Composition % of ABR1 40% 60% Note: As of June 30, 2026 1. Includes ground rent and excludes specialty leasing 21% 21% 58% 17% 13% 70%

Q2 2026 Investor Presentation 1 3 Note: As of June 30, 2026 1. Includes ground rent and excludes specialty leasing 2. Includes one fuel pad 3. Includes three Publix Liquor locations 4. Includes one staff office Top 10 Tenants Ranking Tenant Credit Rating (S&P) # of Leases % of ABR1 1 BBB 132 3.3% 2 N/A 163 3.0% 3 A 18 2.6% 4 AA 8 2.1% 5 BB+ 6 1.8% 6 N/A 54 1.8% 7 N/A 8 1.3% 8 BBB 5 1.3% 9 B- 9 1.2% 10 BB 5 1.1% Top 10 Total 93 19.5% GROCER ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX RECENTLY EXECUTED LEASES Anchors Small Shop KENNESAW MARKETPLACE | MSA: ATLANTA MSA: AUSTIN MSA: ATLANTA MSA: AUSTIN MSA: AUSTIN MSA: SARASOTA MSA: MIAMI MSA: FORT MYERS MSA: SARASOTA MSA: ORLANDO

LIMITED EXPOSURE TO WATCH LIST TENANTS


REIT Exposure to Watch List Tenants[1]
(as a percentage of GLA)
1.8%
3.3%
4.0%
5.1%
5.2%
5.3%
5.6%
5.9%
6.1%
8.6%
PECO
IVT
REG
BRX
AKR
Peer Avg
KIM
KRG
FRT
UE

1. Source: BofA, July 17, 2026. BofA Watch List Tenants Include (34 total): Advance Auto Parts, AMC Entertainment Holdings, Belk, Inc., Big 5 Sporting Goods, Camping World Holdings, Cato Corporation, Children's Place, Cracker Barrel, Dave & Busters, Designer Brands, Inc., Destination XL, LA Fitness, Gabe's/Old Time Pottery, Guitar Center, Heritage Grocers, Indigo Books & Music Inc., J.C. Penney, Kohl's, Leslie's, Inc., Lucky Strike, Mountain Equipment Company, Noodles & Company, Red Robin, SAIL Outdoors, Inc., Saks Global, Save-a-Lot, Sleep Number, Sportsman's Warehouse Holdings, Staples, Inc., Kirkland's, The Container Store, Tilly's Inc., Torrid Holdings, Inc., West Marine, Inc.

IVT LISTED NYSE

Q2 2026 Investor Presentation 14

Q2 2026 Investor Presentation 1 5 STRONG LEASING ACTIVITY CONTINUES Leased to Economic Occupancy Spread (basis points) 2022 220 2023 290 2024 210 SNO Pipeline - $5.6M in incremental ABR • 77% expected to commence in 2026 • 18% expected to be recognized as income in 2026 KYLE MARKETPLACE | MSA: AUSTIN Note: As of June 30, 2026 2025 130 Q2 2026 160 2022 96.1% 2023 96.2% 2024 97.4% 2025 96.7% Q2 2026 96.2% Total Leased Occupancy

Q2 2026 Investor Presentation 1 6 PECO Cumulative Same Property NOI Growth1 (‘22 - ‘25) IVT Peer Avg ABOVE AVERAGE SAME PROPERTY NOI GROWTH WITH LOWER CAPITAL EXPENDITURES 1. Source: Green Street & Company Filings 19.8% 16.9% Capital Expenditures (including Redevelopment) by REIT1 (Average % of NOI ‘21 - ‘25) IVT 23% Peer Avg BRXKIM KRG 22% 42% REG AKR 22% 20% 28% FRT 38% UE 20% 20% 27%

Q2 2026 Investor Presentation 1 7 DISCIPLINED REDEVELOPMENT PROGRAM Anticipated Project Yields Between 7-10% THE PARKE MSA: Austin, TX Status: Active Est. Completion Year: 2027 Project Description: Anchor space repositioning including an 8,000 square foot expansion of the existing grocer & repositioning of small shop space POTENTIAL REDEVELOPMENT Status Planning Number of Projects 8 Projects Project Description Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning WESTPARK SHOPPING CENTER MSA: Richmond, VA Status: Active Est. Completion Year: 2027 Project Description: Development of an 8,400 square foot multi-tenant building GATEWAY MARKETPLACE St Petersburg, FL Status: To Commence in 2026 Est. Completion Year: 2027 Project Description: Demolition and rebuild of the existing grocer to accommodate a larger, 54,000 square foot prototype PLANTATION GROVE MSA: Orlando, FL

Q2 2026 Investor Presentation 1 8 1. Source: Most recent Company's filings as of August 3, 2026 INVESTMENT-GRADE BALANCE SHEET BBB- / STABLE Fitch Rating $489 MILLION Liquidity 5.3x 2nd Quarter Annualized Net Debt-to-Adjusted EBITDA 5.3x Fixed Charge Coverage 4.4% Weighted Avg Interest Rate 4.3 YEARS Weighted Average Maturity Secured Unsecured Net Leverage Ratio (Net Debt + Preferred As % of Gross Assets)1 Net Debt-to-Adjusted EBITDA1 IVT 5.3x KRG 5.1x5.0x PECO AKR 5.1x LOW LEVERAGE BUSINESS MODEL 5.3x BRX 5.3x 6.1x UE 5.5x KIMREG 4.9x 32% IVT 31% REG 30% PECO 30% FRT KRG 40% AKR 37% UE 42% BRX 35% Peer Avg 36% KIM 35% Peer Avg FRT 5.4x Debt Maturity Schedule ($ Millions) 2028 $21 2027 $26 2029 $337 $275 $62 2033 $100 2031 $300 2030 $6 $200 $206 2026 $0 2032 $100

Q2 2026 Investor Presentation 1 9 1. Aggregate distributions declared (as a % of Core FFO) for the three months ended June 30, 2026 2. Quarterly dividend of $0.25 declared, annualized to $1.00 SUSTAINABLE DIVIDEND GROWTH 2025 Aggregate dividends declared as a percentage of Core FFO = 51%1 PGA PLAZA | MSA: MIAMI 2024 $0.95 2022 $0.82 $0.91 2023 $0.86 2021 $0.78 2026 $1.002

Q2 2026 Investor Presentation 2 0 CONSISTENT CASH FLOW GROWTH 2026 Guidance NASHVILLE WEST | MSA: NASHVILLE Net Income Per Diluted Share $0.12 to $0.18 Core FFO Per Diluted Share $1.92 to $1.96 Nareit FFO Per Diluted Share $2.01 to $2.07 SPNOI Growth 3.25% to 4.25% Net Investment Activity ~$300M

Q2 2026 Investor Presentation 2 1 COMPONENTS OF LONG-TERM ANNUAL NOI GROWTH Embedded Rent Escalations 150 – 200 bps Operational Efficiency 25 – 50 bps Redevelopment 25 – 50 bps Positive Spreads For New & Renewal Leases 50 – 100 bps Incremental Occupancy Increases 50 - 75 bps

TESLA
TESLA

CENTRE AT HUGH HOWELL | MSA: ATLANTA

CORPORATE RESPONSIBILITY

We believe that our efforts to enhance our communities, conserve resources, and foster a best-in-class work environment are not just compatible with, but facilitative of, growing long-term stockholder value

ENVIRONMENTAL

- 100% of properties have energy management systems installed[1]
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Approximately one-third of the portfolio have electric vehicle charging stations
- InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2026

SOCIAL

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune from 2022 to 2025
- 100% of employees would recommend InvenTrust as a great place to work
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

GOVERNANCE

- InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- InvenTrust maintains a Board of Directors with a broad array of insights and experiences
- Proactive investor engagement program led by the Investor Relations team and Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SASB SUSTAINABILITY ACCOUNTING STANDARDS BOARD

GRI

Corporate ESG Performance Prime RATED BY ISS STOXX

TOP WORK PLACES 2025 Chicago Tribune

Corporate Responsibility Report

1. Excludes properties acquired during and/or after Q4 2025

IVT LISTED NYSE

Q2 2026 Investor Presentation 22

Q2 2026 Investor Presentation 2 3 1. Michael Stein and Thomas Glavin will not seek re-election as a Director of the Board at the Company’s 2025 Annual Shareholder meeting Daniel J. (DJ) Busch President, CEO & Director since 2021 • Currently serving as President and CEO of InvenTrust Properties Corp. • Previously served as EVP, CFO, and Treasurer • Former Managing Director, Retail at Green Street Advisors Julian E. Whitehurst Chairperson since 2024 Director since 2016 Compensation - M NOTE: C – Chair; M – Member; FE – Financial Expert BOARD EXPERIENCE 6/8 Current or Former C-Suite 88% Independent 6/8 Investment or Financial 57 Average Age 5/8 Retail 5/8 REITs or Real Estate 50% Female 8 YRS Average Tenure Amanda E. Black Director since 2018 Audit - C, FE • Served as Managing Director and Global Chief Investment Officer of JLP Asset Management • Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors • Over 20 years of experience in real estate investments Stuart W. Aitken Director since 2017 Compensation - C • President and CEO of Circana, a leading advisor on the complexity of consumer behavior • Former Chief Merchant and Marketing Officer at The Kroger Co. • Former Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Paula J. Saban Director since 2004 Audit - M Compensation - M Nominating & Corporate Governance - M • Serves as a project-based development director of Interim Execs, a placement firm for interim CXO’s • Former Senior Vice President and Private Client Manager at Bank of America • Over 25 years of financial services and banking experience Scott A. Nelson Director since 2016 Nominating & Corporate Governance - C • Founder & Principal of SAN Prop Advisors, a retail real estate advisory firm • Former Senior Vice President at Target Corp., oversees various real estate groups • Former Director of Real Estate at Mervyn’s • Former Director and CEO of National Retail Properties, Inc. • Previously served as COO of National Retail Properties, Inc. • Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed Smita N. Shah Director since 2022 Audit - M Nominating & Corporate Governance - M • Founder & CEO of SPAAN Tech, Inc., an architecture, engineering, and project management firm • Former Vice Chairman of Chicago Plan Commission • 20+ years of expertise in public and private infrastructure projects Julie M. Swinehart Director since 2025 Audit – M, FE Compensation – M • Executive Vice President, Chief Financial Officer of Fenway Sports Group • Former Executive Vice President, Chief Financial Officer & Treasurer at Retail Properties of America, Inc. • Eight years of assurance experience with Deloitte InvenTrust’s Board of Directors (the “Board”) oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. STRONG AND EXPERIENCED BOARD OF DIRECTORS SONTERRA VILLAGE | MSA: SAN ANTONIO

Q2 2026 Investor Presentation 2 4 DEFINITIONS NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non- GAAP measures to the most directly comparable GAAP financials measures are included herein. SAME PROPERTY NOI OR SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company. NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) AND CORE FFO The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance. EBITDA & ADJUSTED EBITDA The Company's non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's on-going operating performance. NET DEBT-TO-ADJUSTED EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

Q2 2026 Investor Presentation 2 5 RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: In thousands Same Property NOI The following table presents the components of Same Property NOI: 2026 2025 2026 2025 Minimum base rent 44,901$ 43,556$ 89,250$ 86,740$ Real estate tax recoveries 8,028 8,778 16,237 16,690 Common area maintenance, insurance, and other recoveries 8,700 8,450 17,498 17,095 Ground rent income 4,889 4,771 9,761 9,531 Short-term and other lease income 978 886 2,306 2,040 Provision for estimated credit losses (278) (170) (434) (138) Other property income 433 406 859 754 Total income 67,651 66,657 135,477 132,712 Property operating 10,467 10,509 20,750 20,491 Real estate taxes 8,675 9,554 17,532 18,169 Total operating expenses 19,142 20,063 38,282 38,660 Same Property NOI 48,509$ 46,594$ 97,195$ 94,052$ Six Months Ended June 30 Operating Expenses Income Three Months Ended June 30

Q2 2026 Investor Presentation 2 6 RECONCILIATION OF NET INCOME TO SAME PROPERTY NOI Same Property NOI Note: In thousands N t Income to Same Property NOI The following table reconciles Net Income to Same Property NOI: 2026 2025 2026 2025 Net income 1,369$ 95,942$ 6,553$ 102,734$ Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (29) (942) (344) (1,549) Interest expense, net 11,328 8,346 21,413 16,668 Gain on sale of investment properties — (90,909) — (90,909) Depreciation and amortization 38,660 30,738 75,045 61,352 General and administrative 8,942 8,706 18,261 17,253 Adjustments to NOI (a) (2,726) (1,981) (6,964) (3,780) NOI 57,544 49,900 113,964 101,769 NOI from other investment properties (9,035) (3,306) (16,769) (7,717) Same Property NOI 48,509$ 46,594$ 97,195$ 94,052$ (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. Six Months Ended June 30Three Months Ended June 30

Q2 2026 Investor Presentation 2 7 Nareit FFO and Core FFO 2026 2025 2026 2025 Net income 1,369$ 95,942$ 6,553$ 102,734$ Depreciation and amortization of real estate assets 38,395 30,451 74,506 60,817 Gain on sale of investment properties — (90,909) — (90,909) Nareit FFO Applicable to Common Shares and Dilutive Securities 39,764 35,484 81,059 72,642 Amortization of market lease intangibles and inducements, net (1,693) (1,089) (3,951) (1,984) Straight-line rent adjustments, net (1,002) (844) (2,180) (1,738) Amortization of debt discounts and financing costs 877 657 1,709 1,340 Accretion of finance lease liability 51 11 102 11 Depreciation and amortization of corporate assets 265 287 539 535 Non-operating income and expense, net (a) (152) (170) (416) (241) Core FFO Applicable to Common Shares and Dilutive Securities 38,110$ 34,336$ 76,862$ 70,565$ Weighted average common shares outstanding - basic 77,955,027 77,591,538 77,944,558 77,577,831 Dilutive effect of unvested restricted shares (b) 799,244 700,884 640,216 648,850 Weighted average common shares outstanding - diluted 78,754,271 78,292,422 78,584,774 78,226,681 Net income per diluted share 0.02$ 1.23$ 0.08$ 1.31$ Nareit FFO per diluted share 0.50$ 0.45$ 1.03$ 0.93$ Core FFO per diluted share 0.48$ 0.44$ 0.98$ 0.90$ (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. Six Months Ended June 30 (b) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. The following table reconciles Net Income to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities: Three Months Ended June 30 RECONCILIATION OF NON-GAAP MEASURES Nareit FFO & Core FFO Note: In thousands, except share and per share amounts

Q2 2026 Investor Presentation 2 8 EBITDA and Adjusted EBITDA The following table reconciles Net Income to EBITDA and Adjusted EBITDA: 2026 2025 2026 2025 Net income 1,369$ 95,942$ 6,553$ 102,734$ Interest expense, net 11,328 8,346 21,413 16,668 Income tax expense 144 140 291 276 Depreciation and amortization 38,660 30,738 75,045 61,352 EBITDA 51,501 135,166 103,302 181,030 Impairment of real estate assets — — — — Gain on sale of investment properties — (90,909) — (90,909) Amortization of market-lease intangibles and inducements, net (1,693) (1,089) (3,951) (1,984) Straight-line rent adjustments, net (1,002) (844) (2,180) (1,738) Loss on debt extinguishment — — — — Non-operating income and expense, net (a) (152) (170) (416) (241) Adjusted EBITDA 48,654$ 42,154$ 96,755$ 86,158$ Six Months Ended June 30 (a) Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income. Three Months Ended June 30 RECONCILIATION OF NON-GAAP MEASURES EBITDA & Adjusted EBITDA Note: In thousands

Q2 2026 Investor Presentation 2 9 Net Debt and Net Debt-to-Adjusted EBITDA The following table calculates net debt and Net debt-to-Adjusted EBITDA. As of June 30 As of December 31 2026 2025 Net Debt: Outstanding Debt, net 1,094,796$ 825,881$ Less: Cash and cash equivalents (64,302) (34,973) Net Debt 1,030,494$ 790,908$ Trailing 12 Months, Net Debt-to-Adjusted EBITDA Net Debt 1,030,494$ 790,908$ Adjusted EBITDA 185,798 175,201 Net Debt-to-Adjusted EBITDA 5.5x 4.5x Current Quarter Annualized, Net Debt-to-Adjusted EBITDA Net Debt 1,030,494$ 790,908$ Adjusted EBITDA 194,616 176,052 Net Debt-to-Adjusted EBITDA 5.3x 4.5x RECONCILIATION OF FINANCIAL LEVERAGE RATIOS Net Debt-to-Adjusted EBITDA Note: In thousands

RECONCILIATION OF 2026 GUIDANCE RANGE

Estimated Net Income Per Share to Estimated Nareit FFO and Core FFO Per Diluted Share

(Unaudited)	Low End		High End	
Net income per diluted share	$	0.12	$	0.18
Depreciation and amortization of real estate assets		1.89		1.89
Nareit FFO per diluted share		2.01		2.07
Amortization of market-lease intangibles and inducements, net		(0.08)		(0.08)
Straight-line rent adjustments, net		(0.06)		(0.07)
Amortization of debt discounts and financing costs		0.04		0.04
Depreciation and amortization of corporate assets		0.01		0.01
Non-operating income and expense, net		-		(0.01)
Core FFO per diluted share	$	1.92	$	1.96

This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results.

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Q2 2026 Investor Presentation 30

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